                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

  Filed by the Registrant [X]
  Filed by a Party other than the Registrant
  Check the appropriate box:
      Preliminary Proxy Statement
      Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
  [X] Definitive Proxy Statement
      Definitive Additional Materials
      Soliciting Material Pursuant to 'SS' 240.14a-11(c) or 'SS' 240.14a-12

Energy West, Incorporated
--------------------------------------------------------------------------------
(Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         [X] No fee required.
             Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         ----------------------------------------------------------------------
         (2) Aggregate number of securities to which transaction applies:

         ----------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         ----------------------------------------------------------------------
         (4) Proposed maximum aggregate value of transaction:

         ----------------------------------------------------------------------
         (5) Total fee paid:

         ----------------------------------------------------------------------

             Fee paid previously with preliminary materials.
             Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


         (1) Amount Previously Paid:

          ----------------------------------------------------------------------
         (2) Form, Schedule or Registration Statement No.:

         ----------------------------------------------------------------------
         (3) Filing Party:

         ----------------------------------------------------------------------
         (4) Date Filed:

         ----------------------------------------------------------------------

                               [LOGO ENERGY WEST]

      Notice of Annual Meeting of Shareholders To be Held October 31, 2003

October 9, 2003

Dear Shareholders:

         The Board of Directors joins me in extending to you a cordial invitation to attend the 2003 Annual Meeting of Shareholders of Energy West, Incorporated, a Montana corporation ("Energy West" or the "Company"). The meeting will be held on October 31, 2003 at 9:00 A.M. Mountain Standard Time at the Civic Center, located at Park Drive and Central Avenue, Great Falls, Montana, for the following purposes:

      1. To elect seven directors to hold office for a one-year term and until their respective successors are duly elected and have been qualified.

      2. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

         Shareholders of record at the close of business on September 30, 2003, are entitled to receive notice of and to vote at the annual meeting.

         YOUR VOTE IS IMPORTANT. Whether or not you expect to attend the Annual Meeting, it is important that your shares be represented. Please sign and date the enclosed proxy and return it promptly in the enclosed postage-paid envelope to insure that your shares will be represented at the meeting. If you attend the meeting and wish to vote in person, you may, at that time, revoke your proxy and vote at the meeting.

By Order of the Board of Directors,

/s/ John C. Allen

John C. Allen
Interim President and Chief Executive Officer

ENERGY WEST, INCORPORATED
No. 1 First Avenue South
P.O. Box 2229
Great Falls, Montana  59403-2229

                            ENERGY WEST, INCORPORATED
                    No. 1 First Avenue South, P.O. Box 2229
                         Great Falls, Montana 59403-2229

                                 PROXY STATEMENT
                                       for
           Annual Meeting of Shareholders to be held October 31, 2003

                               GENERAL INFORMATION

Date, Time and Place

         This proxy statement is being furnished to you on or about October 9, 2003 in connection with the solicitation of proxies by the Board of Directors of Energy West, Incorporated, a Montana corporation (the "Company") for use at the Annual Meeting of Shareholders to be held on October 31, 2003 at 9:00 A.M. local time, at the Civic Center, located at Park Drive and Central Avenue in Great Falls, Montana and any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Meeting. The Company will use the proxies it receives to (i) elect seven directors and (ii) to transact other business properly coming before the Annual Meeting.

Proxies And Voting

         Upon the execution and return of the enclosed proxy, the shares represented by it will be voted by the persons designated therein as proxies in accordance with the shareholder's directions. A shareholder giving a proxy for use at the meeting may revoke such proxy prior to its exercise either by written notice, to be received by the Secretary of the Company before the Annual Meeting or by appearing in person at the Annual Meeting and revoking the proxy. If no direction is given, the proxy will be voted in accordance with the recommendation of the Board of Directors. If you revoke your proxy, you may choose to vote your shares by executing another proxy or by voting in person at the Annual Meeting.

         Expenses in connection with the solicitation of proxies will be paid by the Company. In addition to solicitation by mail, the directors, officers and employees of the Company and its subsidiaries, who will receive no extra compensation for their efforts, may solicit proxies by telephone or other electronic means or in person. MacKenzie Partners, Inc. will assist in the solicitation of proxies by the Company. The Company will pay MacKenzie Partners fees not to exceed $50,000, plus reimbursement of out-of-pocket expenses, and will indemnify MacKenzie Partners against any losses arising out of its proxy soliciting services on behalf of the Company.

Voting Rights And Outstanding Shares

         The Board of Directors has set the close of business on September 30, 2003 as the record date (the "Record Date") for determining the shareholders entitled to notice of, and to vote at the annual meeting or any adjournment thereof. As of September 30, 2003, 2,595,250 shares of Common Stock of the Company were issued and outstanding, the only class of securities of the Company entitled to vote at the meeting.

         Each shareholder of record is entitled to one vote for each share registered in his or her name as of the record date, except that each shareholder is entitled to cumulate votes for the Proposal 1: Election of Directors by multiplying the number of votes to which the shareholder is entitled by the number of directors to be elected (i.e., seven) and casting all such votes for one candidate or distributing them among any or all candidates. To vote cumulatively, a shareholder must write the words "cumulative for," followed by the number of shares to be voted and name of the nominee or nominees selected on the line provided under Item 1 on the proxy. Because directors are elected by a plurality of the votes cast, abstentions and broker nonvotes will not affect the outcome of the election of directors. Abstentions and broker nonvotes will, however, be treated as present and entitled to vote and will count toward the quorum.

         So far as the management of the Company is aware, no matters other than those described in this Proxy Statement will be acted upon at the meeting. In the event that any other matters properly come before the meeting calling for a vote of shareholders, the persons named as proxies in the enclosed form of proxy will vote in their discretion on such other matters.

           CERTAIN BENEFICIAL OWNERSHIP OF THE COMPANY'S COMMON STOCK

         The following table sets forth certain information regarding the beneficial ownership of the Common Stock of the Company on or about September 30, 2003 (i) by each shareholder who is known by the Company to own beneficially more than 5% of the outstanding Common Stock, (ii) by each director, and (iii) by all executive officers and directors as a group. Each beneficial owner has sole voting and investment power unless otherwise indicated.

                                                               Number of Shares
Name of Beneficial Owner                                     Beneficially Owned         Percent of Ownership
Ian and Nancy Davidson                                           340,156(a)                     13.1%
#8 3 Street North, Great Falls, Montana

Turkey Vulture Fund XIII, Ltd.
8500 Station St., Suite 113                                      284,718(b)                     11.0%
Mentor, Ohio  44060

W.E. (Gene) Argo                                                      - 0 -                      - 0 -

Andrew I. Davidson                                                22,985(c)                        *

David A. Flitner                                                   5,984                           *

G. Montgomery Mitchell                                            14,509(d)                        *

Terry M. Palmer                                                         -0-                      - 0 -

George D. Ruff                                                    15,112(e)                        *

Richard J. Schulte                                                 9,515(f)                        *

John C. Allen                                                     21,736(g)                        *

Edward J. Bernica                                                 20,293(h)                        *

Tim Good                                                          30,592(i)                        *

All Directors and Officers as a group (14 in number)             165,957(j)                      6.0%


 * Less than 1 %

   (a) Based solely on a Schedule 13G Amendment No. 1 dated January 3, 2003, Mr. and Mrs. Davidson jointly own the shares and together have sole voting and dispositive power over the shares.

   (b) Based solely on the following: Turkey Vulture Fund XIII, Ltd., an Ohio limited liability company (the "Fund") and J. Michael Gorman, an individual having an address of P.O. Box 99583, Raleigh, North Carolina 27624 ("Gorman") filed a Schedule 13D with the Securities and Exchange Commission (the "Commission") on July 24, 2003. In Amendment No. 1 to
       Schedule 13D filed with the Commission on August 1, 2003, the Fund and Gorman filed as Exhibit 7.2 a Voting Agreement, dated July 30, 2003, which terminates on the earlier of the date following the 2003 Annual Meeting of Shareholders or upon mutual agreement of the Fund and Gorman. The Schedule 13D has subsequently been amended by Amendment No. 2 filed with the Commission on August 28, 2003 and Amendment No. 3 filed with the Commission on September 19, 2003, both reporting changes in beneficial ownership. The Fund and Gorman jointly filed a Form 4 with the Commission on September 25, 2003 reporting (i) beneficial ownership by the Fund of

       192,158 shares, or approximately 7.4 percent of the Company's outstanding common stock and (ii) beneficial ownership by Gorman of 92,560 shares, or approximately 3.6 percent of the Company's outstanding common stock.

   (c) Includes 10,785 shares subject to deferred stock equivalents under the Deferred Compensation Plan for Directors. Such deferred stock equivalents are convertible to common stock upon the termination of a director's service with the Company.

   (d) Includes 7,185 shares subject to deferred stock equivalents under the Deferred Compensation Plan for Directors.

   (e) Includes 15,112 shares subject to deferred stock equivalents under the Deferred Compensation Plan for Directors.

   (f) Includes 8,515 shares subject to deferred stock equivalents under the Deferred Compensation Plan for Directors.

   (g) Includes 5,000 shares subject to exercisable options, 515 shares pursuant to the Company's 401(K) Plan and 7,358 shares pursuant to the company's Employee Stock Ownership Plan.

   (h) Includes 11,856 shares subject to exercisable options, 464 shares pursuant to the Company's 401(K) Plan and 2,376 shares pursuant to the Company's Employee Stock Ownership Plan.

   (i) Includes 6,600 Shares subject to exercisable options, 357 shares pursuant to the Company's 401(K) Plan and 7,436 shares pursuant to the Company's Employee Stock Ownership Plan.

   (j) Includes 41,597 shares subject to deferred stock equivalents, 36,856 shares subject to exercisable options, 2,117 shares pursuant to the Company's 401(K) Plan and 26,055 shares pursuant to the Company's Employee Stock Ownership Plan.

PROPOSAL 1: ELECTION OF DIRECTORS

         The By-Laws of the Company provide that the Board of Directors shall be comprised of between five and nine members. Pursuant to the Company's By-Laws, the Board has fixed the number of directors at seven. None of the seven nominees are employees of the Company. Each of the nominees for director is currently a member of the Board of Directors.

         The following persons have been nominated to serve one-year terms or until their successors are elected and have been qualified:

         W.E. (Gene) Argo, Andrew Davidson, David A. Flitner, G. Montgomery Mitchell, Terry M. Palmer, George D. Ruff, Richard J. Schulte

         It is intended that the proxies in the form enclosed will be voted for the election of the nominees named above by regular or cumulative voting, unless authority to do so is withheld, as provided in the proxy. In the event that additional persons are nominated for election as directors, unless otherwise specifically instructed, the proxy holders intend to vote all proxies received by them in a manner in accordance with cumulative voting as will ensure the election of as many of the nominees listed above as possible, and in such event the specific nominees to be voted will be determined by the proxy holders. If for any reason one or more of the nominees should be unable to serve or refuse to serve as director, the proxies will be voted for such substitute nominees as the proxy holders may determine. The seven nominees for director receiving the highest number of votes will be elected. The seven nominees are submitted for election at this time in accordance with a resolution adopted by the directors at the Board meeting on October 8, 2003.

         The Board of Directors recommends a vote for each of the nominees.

Information Concerning Director Nominees:

W. E. `Gene' Argo, (61), has been a Director of the Company since 2002. He is the President and General Manager of Midwest Energy, Inc., a gas and electric cooperative in Hays, Kansas, in which capacity he has served since 1992. Mr. Argo serves as the Chairman of the Compensation Committee.

Andrew I. Davidson, (35), has been a Director of the Company since 1999. He has been Senior Vice President and Director of Client Service and Marketing for Davidson Investment Advisors and a Financial Consultant for D.A. Davidson & Company since 1993.

David A. Flitner, (70), has been a Director of the Company since 1988. He has been the owner of the Flitner Ranch and Hideout Adventures, Inc., a recreational enterprise, since 1994. Mr. Flitner serves as the Chairman of the Management and Business Development Committee.

G. Montgomery Mitchell, (75), has been a Director of the Company since 1984 and has served as the Chairman of the Board since 2001. Mr. Mitchell was Senior Vice President and Director of Stone and Webster Management Consultants, Inc. from August 1980 until his retirement in 1993. Mr. Mitchell is also a director of Energy South, Inc.

Terry M. Palmer, (58), has been a Director of the Company since 2002. Mr. Palmer was a partner in the accounting firm Ernst & Young LLP from 1979 until his retirement in October 2002. Since January 2003, Mr. Palmer has been employed on a part-time basis with the accounting firm of Marrs, Sevier & Company.

George D. Ruff, (66), has been a Director of the Company since 1996. Mr. Ruff served as Vice President of Montana Operations for US West from June of 1983 until his retirement in 1997.

Richard J. Schulte, (63), has been a Director of the Company since 1997. Mr. Schulte has been a principal in Schulte Associates LLC, a consulting firm providing management, marketing, e-commerce and organizational services to energy related businesses since 1998. He is the Immediate Past Chairman of the Board of Directors for the American Society for Testing and Materials (ASTM International). Mr. Schulte serves as Chairman of the Audit Committee.

THE BOARD AND COMMITTEES OF THE BOARD

         The Board of Directors has a Compensation Committee consisting of Messrs. Argo, Ruff and Davidson. The Compensation Committee met two times during the fiscal year. It has the responsibility to make recommendations to the full board of directors regarding base salaries of officers and certain incentive plans or other compensation matters.

         The Board of Directors also has an Audit Committee consisting of Messrs. Mitchell, Palmer and Schulte. The Committee met six times during the fiscal year and has responsibility for retaining the independent auditors, reviewing the annual audit and making recommendations to the full Board regarding accounting matters that come to its attention. Each member of the Audit Committee is independent, as defined in Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards.

         The Board of Directors also has a Nominating Committee consisting of Messrs. Mitchell, Schulte, Ruff and Argo. This committee has the responsibility to recruit members of the Board of Directors. This committee met three times during the fiscal year. The Nominating Committee will consider director nominees of stockholders if such recommendations are submitted in writing to the Company's Secretary.

         The Board of Directors also maintains a standing Executive Committee and a Management and Business Development Committee.

         Directors of the Company are elected at the Annual Meeting of Shareholders and serve until their successors are duly elected and qualified. The full Board met 12 times during the fiscal year ended June 30, 2003. No director attended fewer than 75% of the meetings of the Board and the Committees on which he served.

DIRECTOR COMPENSATION

         The Company paid its outside directors an annual retainer of $6,000 per year, $1,500 per Board meeting and $750 per Committee meeting. For Board or Committee meetings held by telephone conference, the rate is one half the regular rate indicated.

         In addition, the Chairman of the Compensation Committee and the Chairman of the Management and Business Development Committee each receives an additional $3,000 annual retainer. The Chairman of the Audit Committee receives an additional $5,000 annual retainer. The Chairman of the Board receives an additional $8,000 annual retainer.

         The directors have the option under the Deferred Compensation Plan for Directors to receive their compensation in the form of stock, cash, or in the form of deferred stock equivalents. A deferred stock equivalent is a hypothetical share of common stock valued at the fair market value of a share of the common stock on the date of receipt. A director will be paid any deferred stock equivalents in stock at the time of his or her retirement from the Board of Directors.

         Prior to February 2003, any director residing in the Company's service territory was entitled to a 50% discount for the energy provided into the Director's residence by the Company. In the fiscal year ended June 30, 2003, the only director receiving this benefit was Mr. Andrew Davidson. The value of the benefit received by Mr. Davidson was $348.44. As noted above, the Company discontinued this discount as of February 2003.


                             AUDIT COMMITTEE REPORT

         The responsibilities of the Audit Committee ("Audit Committee"), which are set forth in the Audit Committee charter adopted by the Board of Directors, include providing oversight to the Company's financial reporting process through periodic meetings with the Company's independent auditors, internal auditors and management to review accounting, auditing, internal controls and financial reporting matters. The management of the Company is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The Audit Committee, in carrying out its role, relies on the Company's senior management, as well as the Company's independent auditors and outside legal counsel.

         On October 25, 2001, the Board of Directors, upon recommendation of the Audit Committee of the Board of Directors, adopted resolutions dismissing Ernst & Young LLP as the Company's independent auditor. On October 31, 2002, the Board of Directors formally engaged Deloitte & Touche LLP as the new independent auditor of the Company. The reports of Ernst & Young LLP on the consolidated financial statements of the Company for the years ended June 30, 2001 and 2000 did not contain any adverse opinion or disclosure of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended June 30, 2001 and 2000, and any subsequent interim period preceding October 25, 2001, there were no disagreements between the Company and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which would have caused Ernst & Young LLP, if not resolved to the satisfaction of Ernst & Young LLP, to make reference to the subject matter of the disagreements in connection with its reports.

         The Audit Committee has reviewed and discussed with senior management the Company's audited financial statements included in the 2003 Annual Report on Form 10-K. Management has confirmed to the Audit Committee that such financial statements (i) have been prepared with integrity and objectivity and are the responsibility of management, and (ii) have been prepared in conformity with generally accepted accounting principles.

         The Audit Committee has also discussed with Deloitte & Touche LLP, the Company's independent auditors, the matters required to be discussed by SAS 61 (Communications with Audit Committee). SAS 61 requires the independent auditors to provide the Audit Committee with additional information regarding the scope and results of the audit of the Company's financial statements, including with respect to (i) the independent auditor's responsibility under generally accepted auditing standards, (ii) significant accounting policies, (iii) management judgments and estimates, (iv) any significant audit adjustments, (v) any disagreements with management, and (vi) any difficulties encountered in performing the audit.

         The Audit Committee has received from Deloitte & Touche LLP a letter providing the disclosures required by Auditing Standards Board Standard No. 61 as amended "Communication with Audit Committees." Deloitte & Touche LLP has discussed its independence with the Audit Committee, and has confirmed in such letter that, in its professional judgment, it is independent of the Company within the meaning of the federal securities laws. The Audit Committee has considered whether the non-audit services provided by Deloitte & Touche LLP to the Company are compatible with maintaining the auditor's independence.

         Based on the review and discussion described above with respect to the Company's audited financial statements included in the Company's 2003 Annual Report to Shareholders, the Audit Committee has recommended to the Board of Directors that such financial statement be included in the Company's Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

         As specified in the Audit Committee Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles. That is the responsibility of management and the Company's independent auditors. In giving its recommendation to the Board of Directors, the Audit Committee relied on (i) management's representation that such financial statements have been prepared with integrity and in conformity with generally accepted accounting principles, and (ii) the report of the Company's independent auditors with respect to such financial statements.

The foregoing report is furnished by the Audit Committee:

         Richard J. Schulte, Chairman; G. Montgomery Mitchell; Terry M. Palmer

FEES PAID TO INDEPENDENT AUDITORS

Audit Fees

         The aggregate fees billed by Deloitte & Touche LLP for professional services rendered for the review of the financial statements included in the Quarterly Reports on Form 10-Q for the quarters ended September 30, 2002, December 31, 2002, and March 31, 2003 and for the audit of the Company's annual consolidated financial statements for the fiscal year ended June 30, 2003 were $107,839.

Financial Information Systems Design and Implementation Fees

         There were no fees billed by Deloitte & Touche LLP for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended June 30, 2003.

All Other Fees

         The aggregate fees billed by Deloitte & Touche LLP for services rendered to the Company, other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees," for the fiscal year ended June 30, 2003 were $15,589.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee of the Board of Directors ("Compensation Committee") reviews each salary adjustment for the Company's officers and recommends those adjustments to the full board. The Compensation Committee also provides recommendations to the full Board regarding the Company's incentive compensation programs, and the Company's Employee Stock Ownership Plan ("ESOP"). The Compensation Committee also provides recommendations regarding Director compensation.

         The Compensation Committee's objectives are as follows:

         1. The Compensation Committee seeks to establish executive compensation to attract and retain the necessary management talent to successfully lead the Company. The Compensation Committee believes that the Company must provide a compensation package for the Company's key executives which is competitive with compensation packages offered by other comparable companies.

         2. The Compensation Committee believes that the Company should encourage decision-making that enhances shareholder value. The Compensation Committee believes that this objective is met by linking some portion of executive pay to corporate performance.

         The Compensation Committee believes that the compensation structure of the Company is reasonably designed to achieve the above stated objectives. Total compensation for the Company's executive officers is determined by marketplace survey data, Company performance and individual performance.

         In determining its compensation recommendations to the board of directors, the Compensation Committee establishes a salary range for each executive based on available information concerning companies of comparable size in the gas utility industry. The Compensation Committee recommends to the Board of Directors a compensation package for each Company executive consisting of a base salary and an incentive award under the Company's Annual Management Incentive Plan which, when combined, place the executive within the compensation range targeted by the Compensation Committee for the executive's position.

         The Company's Annual Management Incentive Plan provides for the payment of cash bonuses to the Company's executives based on achievement of earnings per share ("EPS") relative to a predetermined target and achieving a predetermined Economic Value Added ("EVA") target. The amount of bonuses, if any, awarded under the Annual Management Incentive Plan depends on the Company's performance, as measured by EPS and EVA. Bonuses awarded under the Annual Management Incentive Plan have previously ranged from zero to 85 percent of executives' base salary levels. No bonuses were paid under the Annual Management Incentive Plan to the Company's executives for fiscal year 2003 because the EPS and EVA targets were not met for the fiscal year.

         The Company also has a Balanced Goal Card program under which executives have the opportunity to receive an award equal to not more than 10 percent of their base salary levels based on the achievement of individual goals established for each executive at the beginning of the fiscal year. For the fiscal year 2003, the Company's executive officers received a total of $62,704 based on their achievement of individual goals under the Balanced Goal Card program.

         The Company maintains a Change of Control Severance Plan that requires severance payments to employees whose employment is terminated under certain conditions involving a change of control. The Change of Control Severance Plan covers executive officers as well as most other employees of the Company. Under the plan, Executive Officers are entitled to receive payment of two weeks of base salary for every year of service to the

Company with a minimum severance payment equivalent to three months base salary and a maximum severance equivalent to one year of base salary.

Chief Executive Officer Compensation

         The Chief Executive Officer's compensation consists of base salary, and, to the extent earned, an incentive award under the Annual Management Incentive Plan, and an award under the Balanced Goal Card program, which are discussed above. The Compensation Committee established Mr. Bernica's annual base salary for fiscal year 2003 after an evaluation of salaries of chief executive officers of similarly situated companies in the Company's industry. In setting Mr. Bernica's annual base salary, the Compensation Committee believes it has moved the Chief Executive Officer's base salary to be closer to comparable company and industry averages than it had been in previous years.

         In the fiscal year ended June 30, 2003, Edward J. Bernica, the Company's former President and Chief Executive Officer, received $13,500 under the Balanced Goal Card program. Mr. Bernica and the other executives of the Company did not receive any incentive bonus under the Annual Management Incentive Plan for fiscal year 2003.

The foregoing report is furnished by the Compensation Committee:

         W.E. (Gene) Argo, Chairman; George D. Ruff; Andrew I. Davidson

                             EXECUTIVE COMPENSATION

         The following table sets forth the annual and long-term compensation of the Chief Executive Officer and other named executive officers of the Company earning compensation in excess of $100,000 in the fiscal year.

                           Summary Compensation Table


                                                Annual Compensation             Long Term Compensation
                                                -------------------             ----------------------
                                                                              Number of
                                                                               Shares
Name and Principal              Fiscal                                       underlying           LTIP           All Other
Position                         Year           Salary          Bonus          options          Payouts        Compensation
--------                         ----           ------          -----          -------          -------        ------------
Edward J. Bernica, Former        2003         $131,212         $13,500         20,000            $ - 0 -       $24,027(a)
President & CEO                  2002          111,099           5,847          - 0 -              - 0 -        24,722
                                 2001          107,458          62,201          - 0 -             28,841        16,921

John C. Allen, Interim
President and Chief              2003         $100,970         $10,010         12,500            $ - 0 -       $19,739(b)
Executive Officer                2002           99,419           4,542          - 0 -              - 0 -        14,334
                                 2001           89,902          52,097          - 0 -             18,026        12,479

Tim Good, VP Natural Gas         2003         $105,569         $ 9,984         12,500            $ - 0 -       $20,222(c)
Operations                       2002          100,604           5,030          - 0 -              - 0 -        21,302
                                 2001           96,293          55,859          - 0 -             18,026        17,051


(a) Includes $20,805 of Company contributions to the Company's defined contribution retirement pension plan and $3,222 of Company contributions to the Employee Stock Ownership Plan.

(b) Includes $16,594 of Company contributions to the Company's defined contribution retirement pension plan and $3,145 of Company contributions to the Employee Stock Ownership Plan.

(c) Includes $17,000 of Company contributions to the Company's defined contribution retirement pension plan and $3,222 of Company contributions to the Employee Stock Ownership Plan.

                        Option Grants in Last Fiscal Year


                                       Individual Grants                                          Potential Realizable Value
                                 --------------------------------                                 at Assumed Annual Rates of
                                 Number of      Percent of Total                                   Stock Price Appreciation
                                   Shares        Options Granted                                       for Options Term
                                 Underlying      to Employees in                    Expiration    ---------------------------
            Name                  Options          Fiscal Year      Exercise Price      Date         5%            10%
            ----                  -------          -----------      --------------   ----------      --            ---
     Edward J. Bernica             20,000              17%              $8.491        11/21/07      $46,918       $103,677

       John C. Allen               12,500              11%              $8.491        11/21/07       23,324         64,798

          Tim Good                 12,500              11%              $8.491        11/21/07       23,324         64,798


    Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values


                           Shares                  Number of Securities Underlying
                           Acquired     Value      Unexercised Options at Fiscal        Value of Unexercised In-the-Money
                           on Exercise  Realized   Year End (#)                       Options at Year End ($)
                           -----------  --------   ------------------------------     -----------------------
Name                            (#)        ($)     Exercisable      Unexercisable     Exercisable      Unexercisable
----                            ---        ---     -----------      -------------     -----------      -------------
Edward J. Bernica             - 0 -       - 0 -         7,320           17,500             - 0 -              - 0 -
John C. Allen                 - 0 -       - 0 -         2,500           10,000             - 0 -              - 0 -
Tim Good                      - 0 -       - 0 -         4,100           10,000             - 0 -              - 0 -

                      Equity Compensation Plan Information


                                                                                                Number of securities
                                                                                                remaining available for
                                Number of securities to         Weighted-average exercise       future issuance under
                                be issued upon exercise         price of outstanding            equity compensation plans
                                of outstanding options,         options, warrants and           (excluding securities
                                warrants and rights.            rights.                         reflected in column (a)
Plan category                              (a)                          (b)                             (c)
-------------                   -----------------------         ---------------------           ---------------------
Equity compensation plans            167,588 shares               $8.76 per share                  160,832 shares
approved by security holders

Equity compensation plan not              None                    Not Applicable                   Not Applicable
approved by security holders

TOTAL                                167,588 shares               $8.76 per share                  160,832 shares


                    PERFORMANCE OF THE COMPANY'S COMMON STOCK

         The following graph sets forth the cumulative total shareholder return (assuming reinvestment of dividends) to shareholders of Energy West, Incorporated during the five year period ended June 30, 2003, as well as an overall stock market index (S&P 500 Index) and the peer group index (S&P Utilities Index).



                                   [GRAPHIC]



                                               6/30/98     6/30/99    6/30/00    6/30/01    6/30/02     6/30/03
                                               -------     -------    -------    -------    -------     -------
ENERGY WEST, INCORPORATED                       100.00      105.20     103.37     160.48     138.68       90.00
S & P 500                                       100.00      122.76     131.66     112.13      91.96       92.19
S & P UTILITIES                                 100.00      108.44     111.08     134.55      91.74       87.90


The graph is based on $100 invested on June 30, 1998, in the Company's common stock and each of the indexes, each assuming dividend reinvestment. The historical stock performance on this graph is not necessarily indicative of future performance.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's directors, executive officers and persons who own more than ten percent of the Corporation's common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the National Association of Securities Dealers (NASD). Such persons are also required to furnish the Corporation with copies of all such reports. Based solely on its review of the copies of such reports received by the Corporation, the Corporation believes that its directors and executive officers filed all required reports during or with respect to the fiscal year ending June 30, 2002 on a timely basis except for the following: Mr. Good filed a late Form 4 on October 6, 2003, reporting the exercise of a stock option on January 14, 2002 for 2,400 shares at an exercise price of $9.187 per share; Mr. Schulte filed a late amended Form 5 on October 6, 2003 reporting the acquisition of 111 deferred stock equivalents on June 28, 2002 and a late Form 4 on October 6, 2003 reporting the acquisition of 125 deferred stock equivalents on September 30, 2002, 132 deferred stock equivalents on January 3, 2003 and 150 deferred stock equivalents on March 31, 2003; and Mr. Mitchell filed a late amended Form 5 on October 6, 2003 reporting the acquisition of 94 deferred stock equivalents on June 28, 2002 and a late Form 4 on October 6, 2003 reporting the acquisition of 105 deferred stock equivalents on September 30, 2002, 112 deferred stock equivalents on January 3, 2003 and 126 deferred stock equivalents on March 31, 2003.

RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

         The Audit Committee of the Board of Directors has selected the firm of Deloitte & Touche LLP as independent auditors to examine the financial statements of the Company and its subsidiaries for the 2004 fiscal year. Representatives of Deloitte & Touche LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

         In order for proposals for stockholders to be considered for inclusion in the proxy statement for the 2004 Annual Meeting of Shareholders of Energy West, Incorporated, such proposals must be received by the Secretary of Energy West, Incorporated before June 11, 2004. Pursuant to the Company's By-Laws, shareholders desiring to nominate one or more directors at the annual meeting must provide written notice to the Company's Secretary not later than June 11, 2004. Such notice must contain certain information specified in the Company's By-Laws. The Company's management proxies may exercise their discretionary voting authority on any other matters of which the Company has not been notified on or before August 25, 2004.

         Your immediate attention to completing and mailing the enclosed proxy will be greatly appreciated.

October 9, 2003


By Order of the Board of Directors
Great Falls, Montana

WHITE PROXY                                                           Appendix 1

                           ENERGY WEST, INCORPORATED

    The undersigned hereby appoints Andrew I. Davidson, Richard J. Schulte, G. Montgomery Mitchell, and each of them, with full power of substitution, to represent the undersigned and vote all of the shares of stock in Energy West, Incorporated, a Montana corporation, which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Energy West to be held at the Civic Center, located at Park Drive and Central Avenue, Great Falls, Montana, 59401, on Friday, October 31, 2003 at 9:00 A.M., local time, and at any adjournment or postponement thereof, on the matters set forth below, and as more particularly described in the Proxy Statement of Energy West dated October 9, 2003, and in their discretion, upon such other matter or matters which may properly come before the meeting and any adjournment thereof.

    THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF ENERGY WEST, INCORPORATED. THE PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREON. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND ACCORDING TO THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.


                IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE.

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE






                                   YOUR VOTE
                                  IS IMPORTANT

WHITE PROXY                                                   Please mark your   [X]
                                                              vote as indicated
                                                              in this example

    The Board of Directors recommends a vote FOR the following proposal:

    1. Election of the following seven directors for a term of one year beginning with this Annual Meeting to be held October 31, 2003 and ending with the 2004 Annual Meeting of Shareholders or until their respective successors are elected and qualified:

                                                         FOR ALL
                             FOR         WITHHOLD    NOMINEES EXACTLY
                             ALL         FOR ALL     EXCEPT AS NOTED

                             [ ]           [ ]            [ ]

W. E. (Gene) Argo, Andrew I. Davidson, David A. Flitner, G. Montgomery Mitchell, Terry M. Palmer, George D. Ruff, Richard J. Schulte.

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME ON THE LIST ABOVE.)

In their discretion, upon such other matter or matters as may properly come before the meeting or any adjournment or postponement thereof.

                                       Dated: ____________________________________ , 2003

                                       __________________________________________________
                                                          Signature
                                       __________________________________________________
                                                  Signature (if held jointly)

                                       Title: ___________________________________________

                                       Where shares are jointly held, each holder should sign.
                                       Executors, administrators, trustees and guardians should
                                       give full title as such. If signer is corporation, please
                                       sign the full corporate name by an authorized officer.

          PLEASE SIGN AND RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE






                                  PLEASE SIGN,
                                DATE AND RETURN
                                YOUR PROXY TODAY



                       STATEMENT OF DIFFERENCES

The section symbol shall be expressed as....................................'SS'